Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and David L. Trautman, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Matthew R. Miller
Matthew R. Miller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Donna M. Alvarado
Donna M. Alvarado

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ James R. DeRoberts
James R. DeRoberts

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Alicia J. Hupp
Alicia J. Hupp

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Robert E. O’Neill
Robert E. O’Neill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, her true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Julia A. Sloat
Julia A. Sloat

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and Brady T. Burt, and each of them severally and acting individually, his true and lawful agents and attorneys-in-fact, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said agents and attorneys-in-fact, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed herewith, and any registration statements relating to the same offering filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said agent and attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of July, 2015.

/s/ Leon Zazworsky
Leon Zazworsky